STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 401(k) Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 6,091,456,000	$ 5,598,012,000
Synthetic guaranteed investment contracts, at contract value	615,938,000	679,811,000
Receivables:
Notes receivable from participants	34,188,000	37,529,000
Employer contributions	34,172,000	41,827,000
Interest and dividends	2,350,000	2,549,000
Due from broker for securities sold	956,000	1,426,000
Total assets	6,779,060,000	6,361,154,000
Liabilities
Accrued expenses	2,325,000	1,784,000
Due to broker for securities purchased	3,094,000	4,280,000
Total liabilities	5,419,000	6,064,000
Net assets available for benefits	$ 6,773,641,000	$ 6,355,090,000